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                                                                    EXHIBIT 10.2

                            MUTUAL RELEASE AGREEMENT
                            ------------------------


     This Mutual Release Agreement (this "Agreement") is entered into as of July 16, 1995 between Scott Paper Company, a Pennsylvania corporation ("Scott"), Kimberly-Clark Corporation, a Delaware Corporation ("Kimberly-Clark"), and Albert J. Dunlap (the "Executive").

     WHEREAS, the Executive is presently a director of Scott, and is presently employed by Scott in the capacity of Chairman of the Board and Chief Executive Officer;

     WHEREAS, Kimberly-Clark, Rifle Merger Co. and Scott have entered into an Agreement and Plan of Merger dated as of July 16, 1995 (the "Merger Agreement"), pursuant to which Rifle Merger Co. will merge with and into Scott and Scott will thereby become a wholly-owned subsidiary of Kimberly-Clark;

     WHEREAS, the parties hereto have entered into a Consulting Agreement, a Noncompetition Agreement, a Rescission Agreement and a Stock Option Exchange Agreement (the "Other Agreements") as of the date hereof;

     WHEREAS, as of the Effective Time of the Merger (as such terms are defined in the Merger Agreement), the Executive will cease to be a director, officer and employee of Scott and its subsidiaries and affiliates; and

     WHEREAS, Scott, Kimberly-Clark and the Executive desire to make appropriate arrangements for the release by the Executive of any and all outstanding claims he may have against Scott and Kimberly-Clark and for the release by Scott and Kimberly-Clark of any and all outstanding claims they may have against the Executive;

     NOW, THEREFORE, in consideration of the mutual promises and agreements contained herein, the adequacy and sufficiency of which are hereby acknowledged, Scott, Kimberly-Clark and the Executive hereby agree as follows:

      1.  Voluntary Act.  The Executive hereby represents to Scott and Kimberly-
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Clark that this Agreement is entered into voluntarily, and with a full understanding of and agreement with its terms, for the purpose of releasing all claims the Executive may have against Scott and Kimberly-Clark.

      2.  Cessation of Employment.  The Executive's employment with Scott and
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with all subsidiaries and affiliates thereof will cease as of the Effective Time of the Merger, as of which date he will be retained by Scott as a consultant.
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      3.  Agreements and Acknowledgment of Executive.  As of the Effective Time
          ------------------------------------------
of the Merger, the Executive hereby releases and forever discharges Scott and Kimberly-Clark, their respective subsidiaries and affiliates and the predecessors, successors or assigns of any thereof, and their respective officers, directors, agents and employees (collectively, the "Company Related Persons") of and from all actions, causes of action, suits, debts, contracts, promises, damages, claims and demands, whether known or unknown, asserted or unasserted, including but not limited to all rights or claims under the Age Discrimination in Employment Act, which he, his past, present or future attorneys, authorized representatives, heirs, executors, administrators, spouses and family and the successors or assigns of any thereof (collectively, the "Executive Related Persons") ever had, may have in the future or now have against the Company Related Persons; provided, however, that nothing contained herein shall relieve Scott or Kimberly-Clark from any obligation under (i) this Agreement; (ii) any employee benefit plan, stock option plan or the like that the Executive is a participant in or entitled to the benefits of; (iii) compensation for services previously provided; or (iv) the Other Agreements.

     4.  Agreement of Scott and Kimberly-Clark.  Effective as of the Effective
         -------------------------------------
Time of the Merger, Scott and Kimberly-Clark and their respective subsidiaries and affiliates and the predecessors, successors or assigns of any thereof (collectively, the "Company Related Releasing Persons") hereby release the Executive Related Persons from all claims, whether known or unknown, which any of the Company Related Releasing Persons may currently have, have in the past had or may in the future have against the Executive for or in connection with any act or failure to act occurring prior to the Effective Time of the Merger with respect to the Executive's employment with Scott or any of its subsidiaries or affiliates. No legal action or other proceeding shall be initiated by any Company Related Releasing Person with respect to any claim hereby released.

      5.  Consultation with Attorney.  The Executive represents that he was
          --------------------------
advised to consult with an attorney before signing this Agreement, and that he has consulted with an attorney and/or other persons to the extent the Executive desired to do so before signing this Agreement.

      6.  No Representations or Inducements.  The Executive agrees that no
          ---------------------------------
promises, representations or inducements have been made which caused the Executive to sign this Agreement other than those expressly set forth above.

      7.  Successors; Binding Agreement.  This Agreement shall inure to the
          -----------------------------
benefit of and be enforceable by the Executive and by his personal or legal representatives, executors, administrators, heirs, distributees, devisees and legatees, and

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by Scott and Kimberly-Clark, and their respective successors and assigns.

      8.  Notices.  All notices and other communications required or permitted
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under this Agreement shall be in writing and shall be deemed to have been duly given when personally delivered, when delivered by courier or overnight express service or five days after having been sent by certified or registered mail, postage prepaid, addressed (a) if to the Executive, to the Executive's address set forth in the records of the Company, or if to Scott or Kimberly-Clark, to Wayne R. Sanders, Chairman of the Board and Chief Executive Officer, 351 Phelps Drive, Irving, Texas 75038, with a copy to O. George Everbach, Senior Vice President - Law and Government Affairs, 351 Phelps Drive, Irving, Texas 75038, or (b) to such other address as any party may have furnished to the other parties in writing in accordance herewith, except that notices of change of address shall be effective only upon receipt.

      9.  Governing Law; Validity.  The interpretation, construction and
          -----------------------
performance of this Agreement shall be governed by and construed and enforced in accordance with the internal laws of the State of Delaware without regard to the applicable principles of conflicts of laws. The invalidity or unenforceability of any provision of this Agreement shall not affect the validity or enforceability of any of the other provisions of this Agreement, which other provisions shall remain in full force and effect.

     10.  Review Period.  Executive represents that he was given at least forty-
          -------------
five (45) days to consider the terms of this Agreement.

     11.  Revocation.  Executive has seven (7) days from the signing of this
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Agreement to revoke this Agreement.  If Executive does not revoke this Agreement within seven (7) days of the date of this Agreement, this Agreement will become final and binding.

     12.  Counterparts.  This Agreement may be executed in two or more
          ------------
counterparts, each of which shall be deemed to be an original and all of which together shall constitute one and the same instrument.

     13.  Miscellaneous.  No provision of this Agreement may be modified or
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waived unless such modification or waiver is agreed to in writing and executed by the Executive and by a duly authorized officer of Scott and Kimberly-Clark. No waiver by any party hereto at any time of any breach by another party hereto of, or failure to comply with, any condition or provision of this Agreement to be performed or complied with by such other party shall be deemed a waiver of any similar or dissimilar conditions or provisions at the same or at any prior or subsequent time.

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Failure by the Executive, Scott or Kimberly-Clark to insist upon strict compliance with any provision of this Agreement or to assert any right which the Executive, Scott or Kimberly-Clark may have hereunder shall not be deemed to be a waiver of such provision or right or any other provision of or right under this Agreement.

     14.  Effectiveness.  The provisions of Section 2, 3 and 4 hereof shall be
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effective only upon the Effective Time of the Merger and shall be null and void if the Merger is not consummated.


     IN WITNESS WHEREOF, each of Scott and Kimberly-Clark has caused this Agreement to be executed by its duly authorized officer and the Executive has executed this Agreement as of the day and year first above written.


                                   Scott Paper Company


                                   By
                                      ----------------------------------



                                   Kimberly-Clark Corporation


                                   By
                                      ----------------------------------


                                   Executive


                                   __________________________________
                                   Albert J. Dunlap

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